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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 8, 2002
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                    1-9924                52-1568099
          ---------------              -----------         --------------------
          (State or other              (Commission            (IRS Employer
          jurisdiction of              File Number)         Identification No.)
           incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


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                                 Citigroup Inc.
                           Current Report on Form 8-K


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NUMBER
--------------

99.1     Statement Under Oath of Principal Executive Officer, dated August 8,
         2002.

99.2     Statement Under Oath of Principal Financial Officer, dated August 8,
         2002.

ITEM 9.  REGULATION FD DISCLOSURE.

On August 8, 2002, each of the Principal Executive Officer, Sanford I. Weill, and the Principal Financial Officer, Todd S. Thomson, of Citigroup Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 8, 2002                          CITIGROUP INC.


                                                By: /s/  WILLIAM P. HANNON
                                                   -----------------------------
                                                Name:    William P. Hannon
                                                Title:   Controller




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                                  EXHIBIT INDEX


EXHIBIT NUMBER
--------------


99.1     Statement Under Oath of Principal Executive Officer, dated August 8,
         2002.

99.2     Statement Under Oath of Principal Financial Officer, dated August 8,
         2002.